Exhibit 99.1

RESIGNATION LETTER

Benton H Wilcoxon

January 5, 2026

J. Michael Johnson

Director, President and CFO

NEXT-ChemX Corporation

Las Vegas, Nevada

Letter of Resignation

Considering the current state of NEXT-ChemX Corporation, and the fact that I have heard from Attorney Chris Evans, that 2 significant shareholders, Mahjoory and Mollicone, wish me to resign, I am writing to formally announce my resignation from my positions of Director and CEO of NEXT-ChemX Corporation effective immediately this 5th day of January 2026.

Regards,

Benton H Wilcoxon